HUBER CAPITAL DIVERSIFIED LARGE CAP VALUE FUND
Investor Class (HUDIX)
Institutional Class (HUDEX)

SUMMARY PROSPECTUS

February 28, 2018

Before you invest, you may want to review the Huber Capital Diversified Large Cap Value Fund's (the "Diversified Large Cap Value Fund") Statutory Prospectus and Statement of Additional Information ("SAI"), which contain more information about the Diversified Large Cap Value Fund and its risks.  The current Statutory Prospectus and SAI dated February 28, 2018, are incorporated by reference into this Summary Prospectus.  You can find the Diversified Large Cap Value Fund's Statutory Prospectus, SAI and other information about the Fund online at http://hubercap.com/content.php?pageid=12&page=mutual.  You can also get this information at no cost by calling the Fund toll-free at 888-HUBERCM (888-482-3726) or by sending an e-mail request to FundInfo@hubercap.com.

Investment Objective
The Diversified Large Cap Value Fund seeks to achieve current income and capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Diversified Large Cap Value Fund.

	Investor Class	Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.00%	0.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%[2]
Other Expenses (includes Shareholder Servicing Plan Fee)	3.69%	3.51%
Shareholder Servicing Plan Fee	0.15%	0.00%[2]
Total Annual Fund Operating Expenses[3]	3.94%	3.51%
Less: Fee Waiver and Expense Reimbursement[4]	-2.78%	-2.75%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.16%	0.76%

[1]	Huber Capital Management, LLC (the "Adviser") has voluntarily agreed to reduce the Fund's management fee, from 0.75% to 0.00%, through at least February 27, 2019.
[2]
The Diversified Large Cap Value Fund may accrue up to 0.25% in "Distribution and Service (Rule 12b-1) Fees" of the average daily net assets of the Institutional Class shares and may accrue up to 0.15% in "Shareholder Servicing Plan Fee" of the average daily net assets of the Institutional Class shares; however, the Fund's accrual of each fee is currently set at 0.00% through at least February 27, 2019, and any accrual increase must first be approved by the Advisors Series Trust's (the "Trust") Board of Trustees (the "Board").

[3]
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets After Expense Reimbursement in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include expenses of 0.01% attributed to acquired fund fees and expenses ("AFFE").

[4]
The Adviser has contractually agreed to waive all or a portion of its management fees and pay expenses of the Diversified Large Cap Value Fund to ensure that Total Annual Fund Operating Expenses (excluding AFFE, interest, taxes and extraordinary expenses) do not exceed 1.15% of the average daily net assets of the Investor Class and 0.75% of the average daily net assets of the Institutional Class (the "Expense Caps").  The Expense Caps will remain in effect through at least February 27, 2019, and may be terminated only by the Trust's Board.  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example.  This Example is intended to help you compare the cost of investing in the Diversified Large Cap Value Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$118	$945	$1,790	$3,981
Institutional Class	$78	$820	$1,585	$3,600

Portfolio Turnover.  The Diversified Large Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 34.31% of the average value of its portfolio.

Principal Investment Strategies
The Diversified Large Cap Value Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large capitalization U.S. companies ("large cap companies").  The Fund looks for companies whose stocks are considered by the Adviser to be undervalued.  The Adviser currently considers large cap companies to be those with market capitalizations in the range of those found in the Russell 1000® Value Index, although the portfolio will generally consist of stocks with a market capitalization of $5 billion or above at time of initial purchase. The market capitalization range of the Russell 1000® Value Index changes constantly, but as of January 31, 2018, the market capitalization range was between $93.3 million and $411.8 billion.  Market capitalization is measured at the time of initial purchase.  The Fund also normally invests in stocks with high cash dividends or payout yields relative to the market.  Payout yield refers to dividend yield (the yield from dividends paid) plus buyback yield (the yield associated with a company buying back its own shares to reduce the number of shares on the market, thereby increasing the earnings per share for the remaining shares).

The Diversified Large Cap Value Fund may also make investments in securities of non-U.S. issuers ("foreign securities"), including issuers in emerging markets.  The Fund will invest primarily in domestic U.S. securities but reserves the right to invest up to 20% of its net assets in American Depositary Receipts ("ADRs"), dollar-denominated foreign securities, or directly in foreign securities.  Should appropriate investment opportunities be available, the Fund may invest in initial public offerings ("IPOs") but not in an amount that exceeds 50% of the Fund's total assets.  Additionally, the Fund may invest in Rule 144A and other restricted equity securities but not in an amount that exceeds 15% of the Fund's total assets.  From time to time, the Fund may be invested in securities of companies in the same economic sector.  The Diversified Large Cap Value Fund currently invests a significant portion of its assets in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector.

The Adviser employs a value investing style, investing in stocks which, in the Adviser's opinion, trade at a significant discount to the present value of future cash flows.  The Adviser attempts to identify out-of-favor stocks that represent solid fundamental value.  The Adviser identifies these investment opportunities by employing a disciplined, bottom-up investment process that emphasizes internally generated fundamental research.  The process includes an initial review, in-depth analysis, and employment of the Adviser's proprietary valuation methodology.

Principal Risks
Losing all or a portion of your investment is a risk of investing in the Diversified Large Cap Value Fund.  The following additional risks could affect the value of your investment:

•
General Market Risk.  Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.  Securities in the Diversified Large Cap Value Fund's portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

•
Equity Securities Risk.  The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Diversified Large Cap Value Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions.

•
Foreign and Emerging Market Securities Risk.  Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets.  Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.  These risks are magnified in countries in "emerging markets."  Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.  In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

•
ADR Risk.  ADRs are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

•
Large-Sized Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Initial Public Offering Risk.  The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When the Diversified Large Cap Value Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.  As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

•
Management Risk.  The Diversified Large Cap Value Fund is an actively managed investment portfolio and the Fund relies on the Adviser's ability to pursue the Fund's goal.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that its decisions will produce the desired results.

•
Value Style Investing Risk.  The Diversified Large Cap Value Fund emphasizes a "value" style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" securities may not move in tandem with the returns on other styles of investing or the stock market in general.

•
Sector Emphasis Risk.  The securities of companies in the same or related businesses, if comprising a significant portion of the Diversified Large Cap Value Fund's portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or fiscal developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund's portfolio.

•
Financial Sector Risk.  Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations.

•
Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Diversified Large Cap Value Fund to sell these securities.

Performance
The following performance information indicates some of the risks of investing in the Diversified Large Cap Value Fund.  The bar chart shows the annual returns for the Fund's Investor Class shares from year to year.  The table shows how the Fund's average annual returns for the 1-year, 5-years and since inception periods compare with those of broad measures of market performance.  The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The Fund's past performance benefited from IPOs of certain issuers.  To the extent the Fund's historical performance resulted from gains derived from participation in IPOs and secondary offerings, there is no guarantee that these results can be replicated or that the Fund will be able to participate to the same degree in IPO and secondary offerings in the future.   Updated performance information is available on the Fund's website at www.hubercap.com or by calling the Fund toll free at 888-HUBERCM (888-482-3726).

Diversified Large Cap Value Fund, Investor Class
Calendar Year Total Return as of December 31

During the period of time shown in the bar chart, the Diversified Large Cap Value Fund's highest quarterly return was 10.52% for the quarter ended December 31, 2013, and the lowest quarterly return was -9.12% for the quarter ended September 30, 2015.

Average Annual Total Returns (For the periods ended December 31, 2017)			Since Inception
	1 Year	5 Years	(12/31/2012)
Investor Class
Return Before Taxes	21.24%	11.50%	11.50%
Return After Taxes on Distributions	20.82%	10.42%	10.42%
Return After Taxes on Distributions and Sale of Fund Shares	12.36%	8.72%	8.72%
Institutional Class
Return Before Taxes	21.42%	11.88%	11.88%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	15.79%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	13.66%	14.04%	14.04%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").  After-tax returns are shown only for the Investor Class; after-tax returns for the Institutional Class will vary to the extent it has different expenses.

Management
Investment Adviser.  Huber Capital Management, LLC is the Diversified Large Cap Value Fund's investment adviser.

Portfolio Manager.  Joseph Huber, Chief Executive Officer and Chief Investment Officer of the Adviser, is primarily responsible for the day-to-day management of the Diversified Large Cap Value Fund's portfolio.  Mr. Huber has managed the Fund since its inception in 2012.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Diversified Large Cap Value Fund shares on any business day by written request via mail (Huber Capital Diversified Large Cap Value Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 888-HUBERCM (888-482-3726), or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Investor Class
Regular	$5,000	$100
Retirement Accounts	$2,500	$100
Institutional Class	$1,000,000	$5,000

Tax Information
The Diversified Large Cap Value Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Diversified Large Cap Value Fund shares through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary's website for more information.